SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Deutsche CROCI ® Sector Opportunities Fund Deutsche Floating Rate Fund	Deutsche Health and Wellness Fund Deutsche Intermediate Tax/AMT Free Fund	Deutsche Managed Municipal Bond Fund Deutsche Strategic High Yield Tax-Free Fund

Class T shares are not available for purchase.

Please Retain This Supplement for Future Reference

October 1, 2017
PRO_SAISTKR-384